UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2006

ACNB Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

16 Lincoln Square, Gettysburg PA		17325
(Address of principal executive offices)		(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 2.02             Results of Operations and Financial Condition

ACNB Corporation released earnings results for the Second Quarter of 2006 as of June 30, 2006, as more fully described in the attached press release as of August 9, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information furnished under this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

ITEM 9.01             Financial Statements and Exhibits

(a) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: August 10, 2006	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Treasurer

EXHIBIT INDEX

EXHIBIT NO
99.1	Press release dated August 9, 2006.